UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 21, 2012

REALPAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway

Carrollton, Texas 75007

(Address of principal executive offices, including zip code)

(972) 820-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2012, the Board of Directors (the “Board”) of RealPage, Inc. (the “Company”) appointed Scott S. Ingraham as a member of the Board, effective immediately, and designated Mr. Ingraham as a Class II director to stand for election at the Company’s 2012 annual meeting of stockholders. The Board also appointed Mr. Ingraham to serve as an additional member of the Nominating and Governance Committee of the Board and as a member of the Audit Committee of the Board replacing Alfred R. Berkeley, III. Mr. Berkeley continues to serve as a director and as a member of the Compensation Committee of the Board. Additionally, the Board appointed Jason A. Wright, a member of the Audit Committee since October 2006, to serve as chairman of the Audit Committee and as lead independent director. The Board also appointed Jeffery T. Leeds, a member of the Nominating and Governance Committee since December 1999, to serve as chairman of the Nominating and Governance Committee.

The Board determined that Mr. Ingraham qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable listing standards of the Nasdaq Stock Market (“Nasdaq Rules”) and satisfies the financial literacy and other requirements for audit committee members under the rules and regulations of the SEC and applicable Nasdaq Rules. The Board also determined that Mr. Ingraham is an “audit committee financial expert” as such term is defined by the rules and regulations of the SEC.

Mr. Ingraham participates in the Company’s Independent Director Compensation Plan. The description of this plan is set forth under the caption “Director Compensation” in the Company’s Form 8-K filed on February 24, 2011, and is incorporated into this Item 5.02 by reference. Pursuant to the plan, Mr. Ingraham is eligible to receive the annual equity grant on April 1st of each year and the Board member retainer and Audit Committee member retainer effective as of the date of his appointment.

On February 22, 2012, the Company issued a press release relating to the matters set forth above in this Item 5.02. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
99.1	RealPage, Inc. Press Release dated February 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Margot Lebenberg
Margot Lebenberg
Chief Legal Officer

Date: February 22, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	RealPage, Inc. Press Release dated February 22, 2012